Exhibit 25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly BANKERS TRUST COMPANY)
(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification no.)

60 WALL STREET NEW YORK, NEW YORK	10005
(Address of principal executive offices)	(Zip Code)
Deutsche Bank Trust Company Americas
Attention: Lynne Malina
Legal Department
60 Wall Street, 37th Floor
New York, New York 10005
(212) 250-0677
(Name, address and telephone number of agent for service)

RALCORP HOLDINGS, INC.
SUBSIDIARY GUARANTORS LISTED BELOW
(Exact name of obligor as specified in its charter)

Missouri	43-1766315
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

	State or Other	I.R.S.
	Jurisdiction of	Employer
Exact Name of Each Registrant as	Incorporation or	Identification
Specified in its Respective Charter	Organization	Number
Bloomfield Bakers	CA	33-0495944
Bremner Food Group, Inc.	NV	43-1668048
Community Shops, Inc.	IL	36-2053598
Cottage Bakery, Inc.	CA	94-2192936
Flavor House Products, Inc.	DE	36-3142323
Harvest Manor Farms, LLC	DE	36-3142323
Heritage Wafers, LLC	WI	39-1269190
Lofthouse Bakery Products, Inc.	NV	13-4273037
Lovin Oven, LLC	CA	14-1844882
Medallion Foods, Inc.	AR	71-0641740
Nutcracker Brands, Inc.	GA	58-1686770
Parco Foods, L.L.C.	DE	36-4052580
Post Foods, LLC	DE	43-1766315
Ralcorp Frozen Bakery Products, Inc.	DE	61-1337548
RH Financial Corporation	NV	43-1790396
Ripon Foods, Inc.	WI	39-0571140
Sugar Kake Cookie Inc.	DE	91-1959957
The Bun Basket, Inc.	MI	38-2368208
The Carriage House Companies, Inc.	DE	13-2875580

800 Market Street, Suite 2900 St. Louis, Missouri	63101
(Address of principal executive offices)	(Zip Code)
6.625% Notes due 2039
(Title of the Indenture securities)

Item 1. General Information.
     Furnish the following information as to the trustee.
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.
Item 2. Affiliations with Obligor.
If the obligor is an affiliate of the Trustee, describe each such affiliation.

None.
Item 3. -15. Not Applicable
Item 16. List of Exhibits.

Exhibit 1 –	Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002 — Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-157637-01.
.

Exhibit 2 –	Certificate of Authority to commence business — Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 3 –	Authorization of the Trustee to exercise corporate trust powers — Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 4 –	Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on April 15, 2002 business — Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 5 –	Not applicable.

Exhibit 6 –	Consent of Bankers Trust Company required by Section 321(b) of the Act. — business — Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 7 –	The latest report of condition of Deutsche Bank Trust Company Americas dated as of September 30, 2009. Copy attached.

Exhibit 8 –	Not Applicable.

Exhibit 9 –	Not Applicable.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 7th day of January, 2010.

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ CAROL NG
CAROL NG
VICE PRESIDENT

Exhibit 7

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank
JERSEY CITY
City
NJ 07311-3901
State Zip Code
FDIC Certificate Number: 00623

FFIEC 031
Page RC-1
13

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2009

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands			RCFD	Tril | Bil | Mil | Thou	
ASSETS					
1. Cash and balances due from depository institutions (from Schedule RC-A):					
a. Noninterest-bearing balances and currency and coin (1)			0081	1,217,000	1.a
b. Interest-bearing balances (2)			0071	16,922,000	1.b
2. Securities:					
a. Held-to-maturity securities (from Schedule RC-B, column A)			1754	0	2.a
b. Available-for-sale securities (from Schedule RC-B, column D)			1773	2,297,000	2.b
3. Federal funds sold and securities purchased under agreements to resell:			RCON		
a. Federal funds sold in domestic offices			B987	92,000	3.a
			RCFD		
b. Securities purchased under agreements to resell (3)			B989	1,008,000	3.b
4. Loans and lease financing receivables (from Schedule RC-C):					
a. Loans and leases held for sale			5369	0	4.a
b. Loans and leases, net of unearned income	B528	12,471,000			4.b
c. LESS: Allowance for loan and lease losses	3123	153,000			4.c
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			B529	12,318,000	4.d
5. Trading assets (from Schedule RC-D)			3545	6,401,000	5
6. Premises and fixed assets (including capitalized leases)			2145	62,000	6
7. Other real estate owned (from Schedule RC-M)			2150	0	7
8. Investments in unconsolidated subsidiaries and associated companies			2130	0	8
9. Direct and indirect investments in real estate ventures			3656	0	9
10. Intangible assets:					
a. Goodwill			3163	0	10.a
b. Other intangible assets (from Schedule RC-M)			0426	53,000	10.b
11. Other assets (from Schedule RC-F)			2160	5,133,000	11
12. Total assets (sum of items 1 through 11)			2170	45,503,000	12

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank
FDIC Certificate Number: 00623

FFIEC 031
Page RC-2
14

Schedule RC—Continued

Dollar Amounts in Thousands				Tril | Bil | Mil | Thou	
LIABILITIES					
13. Deposits:			RCON		
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)			2200	10,742,000	13.a
(1) Noninterest-bearing (1)	6631	6,639,000			13.a.1
(2) Interest-bearing	6636	4,103,000			13.a.2
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs			RCFN		
(from Schedule RC-E, part II)			2200	9,131,000	13.b
(1) Noninterest-bearing	6631	3,434,000			13.b.1
(2) Interest-bearing	6636	5,697,000			13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:			RCON		
a. Federal funds purchased in domestic offices (2)			B993	11,520,000	14.a
			RCFD		
b. Securities sold under agreements to repurchase (3)			B995	0	14.b
15. Trading liabilities (from Schedule RC-D)			3548	155,000	15
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	2,588,000	16
17. and 18. Not applicable					
19. Subordinated notes and debentures (4)			3200	0	19
20. Other liabilities (from Schedule RC-G)			2930	2,186,000	20
21. Total liabilities (sum of items 13 through 20)			2948	36,322,000	21
22. Not applicable					
EQUITY CAPITAL					
Bank Equity Captal					
23. Perpetual preferred stock and related surplus			3838	1,500,000	23
24. Common stock			3230	2,127,000	24
25. Surplus (excludes all surplus related to preferred stock)			3839	592,000	25
26. a. Retained earnings			3632	4,526,000	26.a
b. Accumulated other comprehensive income (5)			B530	(43,000)	26.b
c. Other equity capital components (6)			A130	0	26.c
27. a. Total bank equity capital (sum of items 23 through 26.c)			3210	8,702,000	27.a
b. Noncontrolling (minority) interests in consolidated subsidiaries			3000	479,000	27.b
28. Total equity capital (sum of items 27.a and 27.b)			G105	9,181,000	28
29. Total liabilities and equity capital (sum of items 21 and 28)			3300	45,503,000	29

Memoranda

To be reported with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008	RCFD	Number	
	6724	N/A	M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6 = Review of the bank's financial statements by external auditors
7 = Compilation of the bank's financial statements by external auditors
8 = Other audit procedures (excluding tax preparation work)
9 = No external audit work

To be reported with the March Report of Condition.	RCON	**MM / DD**	
2. Bank's fiscal year-end date	8678	N/A	M.2

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank
FDIC Certificate Number: 00623

FFIEC 031
Page RC-2
14

Schedule RC—Continued

Dollar Amounts in Thousands				Tril | Bil | Mil | Thou	
LIABILITIES					
13. Deposits:			RCON		
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)			2200	10,742,000	13.a
(1) Noninterest-bearing (1)	6631	6,639,000			13.a.1
(2) Interest-bearing	6636	4,103,000			13.a.2
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs			RCFN		
(from Schedule RC-E, part II)			2200	9,131,000	13.b
(1) Noninterest-bearing	6631	3,434,000			13.b.1
(2) Interest-bearing	6636	5,697,000			13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:			RCON		
a. Federal funds purchased in domestic offices (2)			B993	11,520,000	14.a
			RCFD		
b. Securities sold under agreements to repurchase (3)			B995	0	14.b
15. Trading liabilities (from Schedule RC-D)			3548	155,000	15
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	2,588,000	16
17. and 18. Not applicable					
19. Subordinated notes and debentures (4)			3200	0	19
20. Other liabilities (from Schedule RC-G)			2930	2,186,000	20
21. Total liabilities (sum of items 13 through 20)			2948	36,322,000	21
22. Not applicable					
EQUITY CAPITAL					
Bank Equity Captal					
23. Perpetual preferred stock and related surplus			3838	1,500,000	23
24. Common stock			3230	2,127,000	24
25. Surplus (excludes all surplus related to preferred stock)			3839	592,000	25
26. a. Retained earnings			3632	4,526,000	26.a
b. Accumulated other comprehensive income (5)			B530	(43,000)	26.b
c. Other equity capital components (6)			A130	0	26.c
27. a. Total bank equity capital (sum of items 23 through 26.c)			3210	8,702,000	27.a
b. Noncontrolling (minority) interests in consolidated subsidiaries			3000	479,000	27.b
28. Total equity capital (sum of items 27.a and 27.b)			G105	9,181,000	28
29. Total liabilities and equity capital (sum of items 21 and 28)			3300	45,503,000	29

Memoranda

To be reported with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008	RCFD 6724	Number N/A	M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

To be reported with the March Report of Condition.

2. Bank's fiscal year-end date	RCON 8678	MM / DD N/A	M.2

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank
FDIC Certificate Number: 00623

FFIEC 031
Page RC-2
14

Schedule RC—Continued

Dollar Amounts in Thousands				Tril | Bil | Mil | Thou	
LIABILITIES					
13. Deposits:			RCON		
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)			2200	10,742,000	13.a
(1) Noninterest-bearing (1)	6631	6,639,000			13.a.1
(2) Interest-bearing	6636	4,103,000			13.a.2
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs			RCFN		
(from Schedule RC-E, part II)			2200	9,131,000	13.b
(1) Noninterest-bearing	6631	3,434,000			13.b.1
(2) Interest-bearing	6636	5,697,000			13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:			RCON		
a. Federal funds purchased in domestic offices (2)			B993	11,520,000	14.a
			RCFD		
b. Securities sold under agreements to repurchase (3)			B995	0	14.b
15. Trading liabilities (from Schedule RC-D)			3548	155,000	15
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	2,588,000	16
17. and 18. Not applicable					
19. Subordinated notes and debentures (4)			3200	0	19
20. Other liabilities (from Schedule RC-G)			2930	2,186,000	20
21. Total liabilities (sum of items 13 through 20)			2948	36,322,000	21
22. Not applicable					
EQUITY CAPITAL					
Bank Equity Captal					
23. Perpetual preferred stock and related surplus			3838	1,500,000	23
24. Common stock			3230	2,127,000	24
25. Surplus (excludes all surplus related to preferred stock)			3839	592,000	25
26. a. Retained earnings			3632	4,526,000	26.a
b. Accumulated other comprehensive income (5)			B530	(43,000)	26.b
c. Other equity capital components (6)			A130	0	26.c
27. a. Total bank equity capital (sum of items 23 through 26.c)			3210	8,702,000	27.a
b. Noncontrolling (minority) interests in consolidated subsidiaries			3000	479,000	27.b
28. Total equity capital (sum of items 27.a and 27.b)			G105	9,181,000	28
29. Total liabilities and equity capital (sum of items 21 and 28)			3300	45,503,000	29

Memoranda

To be reported with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2008	RCFD	Number	
	6724	N/A	M.1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm.

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

To be reported with the March Report of Condition.	RCON	MM / DD	
2. Bank's fiscal year-end date	8678	N/A	M.2

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.